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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






                       ATLAS AMERICA PUBLIC #11-2002 LTD.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



              Delaware                                       2-0600231
              --------                                       ---------
   (State or other jurisdiction of                         (IRS Employer
   incorporation or organization)                        Identification No.)

             311 Rouser Road
       Moon Township, Pennsylvania                             15108
       ---------------------------                             -----
(Address of principal executive offices)                     (Zip Code)

                                 (412) 262-2830
                                 --------------
              (Registrant's telephone number, including area code)

         If this form related to the registration of a class of securities pursuant to Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form related to the registration of a class of securities pursuant to Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates (if applicable): 333-90980



        Securities to be registered pursuant to Section 12(g) of the Act:

         Investor General Partner Units, Converted Limited Partner Units
                           and Limited Partner Units
         ---------------------------------------------------------------
                                (Title of class)

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         ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Information concerning "Description of Registrant's Securities to be Registered" with respect to the Registrant's limited partnership interests is set forth in:

         o the Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-90980;

         o the Exhibits to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, No. 333-90980;

         o Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, No. 333-90980; and

         o    the Registrant's Form 10-KSB for the year ended December 31, 2002.

All of this information is incorporated herein by reference except as set forth below.

         ITEM 2.  EXHIBITS

         Except as otherwise noted in the footnotes set forth below, the following documents are filed as exhibits to this registration statement:

4.1 (1) Certificate of Limited Partnership Agreement for Atlas America Public #11-2002 Ltd.

4.2 (2) Amended and Restated Certificate and Agreement of Limited Partnership for Atlas America Public #11-2002 Ltd.

5.1 (3) Opinion of Kunzman & Bollinger, Inc. as to the legality of the Units.

8.1 (4)      Opinion of Kunzman & Bollinger, Inc. as to tax matters.

10.1 (5)     Drilling and Operating Agreement with exhibits.

13.1 (6) The Registrant's Form 10-KSB for the year ended December 31, 2002, excluding the Exhibits.

23.1         Consent of Grant Thornton, L.L.P.

23.2         Consent of United Energy Development Consultants, Inc.

23.3         Consent of Wright & Company, Inc.

23.4         Consent of Kunzman & Bollinger, Inc.

99.1 (7) The Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-90980.

99.2 (8) The Exhibits to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-1, No. 333-90980.

99.3 (9) Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form S-1, No. 333-90980.
-----------------



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(1)      Incorporated by reference to Exhibit 4(a) to the Registrant's
         Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(2) Incorporated by reference to Exhibit (A) to Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(3) Incorporated by reference to Exhibit 5 to Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(4) Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement, No. 333-90980, filed June 21, 2002.

(5) Incorporated by reference to Exhibit (II) to Exhibit (A) in Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(6) Incorporated by reference to the Registrant's Form 10-KSB, excluding the exhibits, for the year ended December 31, 2002, filed March 28, 2003.

(7) Incorporated by reference to the Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(8) Incorporated by reference to the Exhibits to Pre-Effective Amendment No. 1, filed August 15, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(9) Incorporated by reference to Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Atlas America Public #11-2002 Ltd.
By:      Atlas Resources, Inc., Managing General Partner

By:      /s/ Jack L. Hollander                                   April 15, 2003
         -----------------------------------------------------   --------------
         Jack L. Hollander                                       Date
         Senior Vice President - Direct Participation Programs



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                                  EXHIBIT INDEX


4.1 (1) Certificate of Limited Partnership Agreement for Atlas America Public #11-2002 Ltd.

4.2 (2) Amended and Restated Certificate and Agreement of Limited Partnership for Atlas America Public #11-2002 Ltd.

5.1 (3) Opinion of Kunzman & Bollinger, Inc. as to the legality of the Units.

8.1 (4)      Opinion of Kunzman & Bollinger, Inc. as to tax matters.

10.1 (5)     Drilling and Operating Agreement with exhibits.

13.1 (6) The Registrant's Form 10-KSB for the year ended December 31, 2002, excluding the Exhibits.

23.1         Consent of Grant Thornton, L.L.P.

23.2         Consent of United Energy Development Consultants, Inc.

23.3         Consent of Wright & Company, Inc.

23.4         Consent of Kunzman & Bollinger, Inc.

99.1 (7) The Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-90980.

99.2 (8) The Exhibits to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-1, No. 333-90980.

99.3 (9) Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form S-1, No. 333-90980.

-----------------
(1) Incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(2) Incorporated by reference to Exhibit (A) to Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(3) Incorporated by reference to Exhibit 5 to Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(4) Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(5) Incorporated by reference to Exhibit (II) to Exhibit (A) in Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(6) Incorporated by reference to the Registrant's Form 10-KSB, excluding the exhibits, for the year ended December 31, 2002, filed March 28, 2003.



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(7)      Incorporated by reference to the Exhibits to the Registrant's
         Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(8) Incorporated by reference to the Exhibits to Pre-Effective Amendment No. 1, filed August 15, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.

(9) Incorporated by reference to Pre-Effective Amendment No. 2, filed October 11, 2002, to the Registrant's Registration Statement on Form S-1, No. 333-90980, filed June 21, 2002.